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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 29, 2006

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                    SERVICES ACQUISITION CORP. INTERNATIONAL
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     001-32552                20-2122262
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                     401 EAST LAS OLAS BOULEVARD, SUITE 1140
                         FORT LAUDERDALE, FLORIDA 33301
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 713-1165

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 29, 2006, Services Acquisition Corp. International ("SACI" or the
"Company") entered into a second amendment with Jamba Juice Company, a
California corporation, to the previously announced Agreement and Plan of Merger
("Agreement") among SACI, JJC Acquisition Company, a California corporation and a wholly-owned subsidiary of SACI and Jamba Juice Company dated as of March 10,
2006. The Agreement was amended such that, among other things, (i) the representations and warranties of Jamba Juice Company made in the Agreement shall survive until July 31, 2007, (ii) the escrow period under the Agreement shall end on July 31, 2007 and the release of funds from escrow will be accelerated in accordance with the terms of an escrow agreement, in substantially the form attached to the Agreement, (iii) the amount of Jamba
Juice Company fees and expenses incurred in connection with the merger that are to be deducted from the merger consideration to be received by the Jamba Juice
Company shareholders is limited to $3,425,000, and (iv) the Agreement may be terminated by either SACI or Jamba Juice Company if the closing shall not have occurred by November 17, 2006.

     In addition, on August 29, 2006, SACI entered into second amendments to the previously announced Securities Purchase Agreements dated as of March 10, 2006 and March 15, 2006, respectively. The Securities Purchase Agreements were amended such that the date by which the purchasers thereunder may terminate the agreements was extended until November 17, 2006. SACI has received copies of such amendments executed by all purchasers required to effect such amendments.

     The material terms of the original agreements referenced above are as contained in SACI's Current Report on Form 8-K filed with the S.E.C on March 16,
2006 and are incorporated herein by reference.

     The amendments described above were publicly announced by SACI on
August 30, 2006 and such press release is attached hereto as Exhibit 99.1. The amendments are attached hereto as Exhibits 10.1, 10.2 and 10.3 respectively.

Item 9.01 Financial Statements and Exhibits

     The following exhibits are furnished with this report:

Exhibit No.    Description
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10.1           Amendment, dated August 29, 2006, among Jamba Juice Company,
               JJC Acquisition Company and SACI.

10.2           Form of amendment, dated August 29, 2006 to the Securities
               Purchase Agreement dated as of March 10, 2006.

10.3           Form of amendment, dated August 29, 2006 to the Securities
               Purchase Agreement dated as of March 15, 2006.

99.1           Press Release dated August 30, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SERVICES ACQUISITION CORP.
                                        INTERNATIONAL

Dated: August 31, 2006

                                        /s/ Steven R. Berrard
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                                        Steven R. Berrard
                                        Chief Executive Officer